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                                                               EXHIBIT 10.20.1
                                 EXHIBIT "E"


                        COMMENCEMENT OF TERM AGREEMENT
                                  May 2, 1997

WHEREAS, by lease dated March 5, 1997, as same may have been amended, The Equitable Life Assurance Society of the United States, A New York Corporation, as managing owner ("Landlord") leased to INTEK Information, Inc., A Delaware Corporation, ("Tenant"), the area described therein in the Southland Square Building situated at 24301 Southland Drive, Suite 300, Hayward, CA and

WHEREAS, Landlord's work has been substantially completed;

NOW, THEREFORE, in accordance with the above, the parties hereto agree that the term of said Lease shall commence May 2, 1997, and expire May 1, 2000. The Base Rent shall commence on May 2, 1997.

All other terms and conditions of said lease are hereby reaffirmed as being in full force and effect.

                                     Landlord:
                                     The Equitable Life Assurance Society of the
                                     United States, as managing owner

                                     By:  /s/ James M. Piane
                                          ------------------
                                     Its:  James M. Piane
                                           Investment Officer

                                     Tenant:
                                     INTEK Information, Inc.

                                     By:  /s/ Frank Richards
                                          ------------------
                                     Its:  Executive Vice President